Certification Pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the
Sarbanes-Oxley Act
I, Henry G. Van der Eb, Chief Executive Officer of The GAMCO Mathers Fund (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/1/10	/s/ Henry G. Van der Eb
Henry G. Van der Eb, Chief Executive Officer

I, Joseph H. Egan, Principal Financial Officer of The GAMCO Mathers Fund (the “Registrant”), certify that:
1.	The Form N-CSR of the Registrant (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and
2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: 9/1/10	/s/ Joseph H. Egan
Joseph H. Egan, Principal Financial Officer